QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Network Equipment Technologies, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:
Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

6900 Paseo Padre Parkway
Fremont, California 94555-3660

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held

August 10, 2004

TO THE STOCKHOLDERS:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Network Equipment Technologies, Inc., doing business as net.com (hereinafter "net.com" or the "Company"), a Delaware corporation, will be held on Tuesday, August 10, 2004, at 10:00 a.m., local time, at the principal offices of net.com, 6900 Paseo Padre Parkway, Fremont, California, for the following purposes:

  1.
  To elect Dixon R. Doll and Peter Sommerer as Class II Directors to serve until the Annual Meeting of Stockholders in the year 2007 and until a successor, if any, is elected or appointed, or until death, resignation or removal.

  2.
  To ratify the appointment of Deloitte & Touche LLP as the independent accountants of the Company for the fiscal year ending March 25, 2005.

  3.
  To transact such other business as may properly come before the meeting or any adjournment thereof.

        The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

        Only stockholders of record at the close of business on June 16, 2004 are entitled to notice of and to vote at the Annual Meeting and at any continuation or adjournment of the Annual Meeting.

By order of the Board of Directors,

Fremont, California June 30, 2004	HUBERT A.J. WHYTE President and Chief Executive Officer

        ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. HOWEVER, TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, YOU ARE URGED TO VOTE, SIGN, AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE OR VOTE VIA TELEPHONE OR THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD.

6900 Paseo Padre Parkway
Fremont, California 94555-3660

PROXY STATEMENT

For the Annual Meeting of Stockholders

To Be Held

August 10, 2004

        The enclosed Proxy is solicited by the Board of Directors of Network Equipment Technologies, Inc., doing business as net.com (hereinafter "net.com" or the "Company"), a Delaware corporation, for use at the Annual Meeting of Stockholders to be held at 10:00 a.m. on August 10, 2004 (the "Annual Meeting"), at the principal offices of net.com located at 6900 Paseo Padre Parkway, Fremont, California 94555-3660 and at any postponement or adjournment of this Annual Meeting. Stockholders of record on June 16, 2004 will be entitled to notice of and to vote at the Annual Meeting.

        net.com intends to mail this Proxy Statement and accompanying Proxy Card (the "Proxy"), together with the Annual Report to stockholders, on approximately July 9, 2004. On June 16, 2004, there were outstanding and entitled to vote 24,276,988 shares of the Common Stock of net.com ("Common Stock").

Voting

        If you properly mark, sign and return the enclosed Proxy Card, the shares represented on the card will be voted at the Annual Meeting in accordance with your instructions. You are entitled to one (1) vote for each share of Common Stock held by you. All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner. If you are a beneficial owner, however, and your broker holds your shares in its name, the broker is permitted to vote your shares on the election of directors and the ratification of the independent auditor for the Company even if the broker does not receive voting instructions from you.

        Abstentions and broker non-votes will be counted in determining whether a quorum is present at the Annual Meeting. The vote required for the election of directors is described below. Approval of the ratification of the appointment of the independent auditor for the Company will require the affirmative vote of a majority of the shares of Common Stock present or represented and voting at the Annual Meeting. For this proposal, abstentions by stockholders are treated as shares present or represented and voting, so abstaining has the same effect as a negative vote. Broker non-votes are not counted or deemed to be present for voting purposes or represented for purposes of determining whether that matter has been approved by stockholders.

        Instead of submitting a signed Proxy Card, you may submit your proxy by phone or over the Internet using the control number and instructions accompanying the Proxy Card. Telephone and Internet proxies must be used in conjunction with, and will be subject to, the information and terms contained on the Proxy Card. These procedures may also be available to stockholders who hold their shares through a broker, nominee, fiduciary or other custodian.

        Any person giving a Proxy has the power to revoke it at any time before its exercise at the Annual Meeting by delivering to the Secretary of net.com at 6900 Paseo Padre Parkway, Fremont, California 94555-3660, a written revocation or a duly executed Proxy bearing a later date, or by attending the Annual Meeting and voting in person.

Solicitation

        net.com will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement and any additional solicitation materials furnished to stockholders. net.com does not presently intend to solicit Proxies other than by mail. net.com reserves the right to have an outside solicitor conduct the solicitation of Proxies and to pay the solicitor for its services.

PROPOSAL NO. 1—ELECTION OF DIRECTORS

Election of Directors

        The Certificate of Incorporation of net.com provides for a classified Board of Directors (the "Board"). The Board is divided into three classes, designated as Class I, Class II and Class III. The current terms for each of these three classes expire at the 2006, 2004 and 2005 Annual Meetings of Stockholders, respectively. Under the Bylaws of net.com, the Board may consist of between five and eight Directors, the exact number of Directors to be determined by the Board within the specified limits. The number of Directors is currently set at seven. However, effective as of the time of the Annual Meeting, the number of Directors will be reduced to six.

        The nominees for Class II Directors are Dixon R. Doll and Peter Sommerer. They have agreed to serve if elected, and management has no reason to believe that Messrs. Doll and Sommerer will be unable to serve. Unless otherwise instructed, the Proxy holders will vote the Proxies received by them for Messrs. Doll and Sommerer. If any nominee becomes unwilling or unable to serve as a director, Proxies may be voted for a substitute designated by the Board. The two candidates receiving the highest number of affirmative votes of the shares present or represented and entitled to vote at the Annual Meeting will be elected Class II Directors of net.com. Abstentions and broker non-votes are not counted for the purposes of the election of Directors. The Class II directors elected at the Annual Meeting will hold office until the Annual Meeting of Stockholders in the year 2007 and until a successor, if any, is elected or appointed, or until death, resignation or removal.

        The Board of Directors recommends a vote FOR Proposal No. 1.

Directors

        Set forth below is information regarding the Directors of net.com, including the nominees for re-election.

Name of Nominees	Age	Director Since	Class and Year Current Term Expires
Dixon R. Doll	61	1984	Class II — 2004*
Peter Sommerer	55	2000	Class II — 2004*

*
If re-elected, their terms will expire in 2007.

Name of Incumbents
David R. Laube	56	2001	Class I — 2006
Hubert A. J. Whyte	53	1999	Class I — 2006
Hans A. Wolf*	76	1992	Class II — 2004
C. Nicholas Keating	62	2001	Class III — 2005
Thomas Rambold	57	2001	Class III — 2005

*
Mr. Wolf, who turned 76 this past year, is not standing for re-election. His term will expire on August 10, 2004.

Nominees and Continuing Directors

        The following individuals have been nominated for election to the Board or will continue to serve on the Board after the Annual Meeting:

        Dixon R. Doll has been a Director of net.com since April 1984 and became the Company's Chairman of the Board in August 2002. In December 1996, he founded Doll Capital Management, a private venture capital firm that invests in entrepreneurial companies in the information technology and communications markets, where he serves as Managing General Partner. From September 1994 to December 1996, Dr. Doll was actively engaged in venture capital activities as a private investor. From September 1985 to September 1994, Dr. Doll was a partner of Accel Partners, a private venture capital firm. Dr. Doll holds a Bachelor of Science degree in electrical engineering from Kansas State University and Master of Science and Ph.D. degrees in electrical engineering from the University of Michigan. Dr. Doll is also a Director of Zamba, Inc. and several privately held companies.

        C. Nicholas Keating, Jr. has been a Director of net.com since November 2001. He was appointed President and CEO of IP Infusion Inc. in October 2000. In February 2004, he retired from IP Infusion, but continues to serve on its Board of Directors. In 1999 Mr. Keating became President and CEO of US Search.com, a web-based provider of on-line information services to corporate and professional users. From 1993 to 1998, Mr. Keating was an advisor to a number of worldwide organizations, including Integrated Telecom Technologies and Lucent Technologies. From 1987 to 1993, Mr. Keating was a Vice President and corporate officer of Network Equipment Technologies. Mr. Keating also serves on the Board of Directors of Foundry Networks and is a Trustee of the Asian Art Museum of San Francisco. He received his BA and MA from American University and was a Fulbright scholar.

        David R. Laube has been a Director of net.com since April 2001. He is currently executive in residence for the school of business at the University of Colorado at Denver. He is a CPA and is active in consulting in the fields of telecommunications and information technology. Mr. Laube spent 17 years as a senior executive at U S WEST (now part of Qwest Communications). Over his last five years at U S WEST, Mr. Laube was the Vice President and Chief Information Officer, leading the largest Information Technologies organization in Colorado. Mr. Laube is a Phi Beta Kappa graduate of the University of Washington with a Bachelor of Arts in finance and holds an MBA from the Wharton School of Business at the University of Pennsylvania. In 2004, Mr. Laube was awarded an honorary doctorate by the University of Colorado. He also serves on the Board of Directors of Carrier Access Corporation.

        Thomas Rambold has been a Director of net.com since April 2001. In November 2000, he founded and is currently the CEO of DESS Consulting, a Munich, Germany company which provides consulting services for start-up companies in North America, Europe and Asia and for service providers in all global regions. DESS is heavily involved in the restructuring of companies, sales channels and businesses. From 1979 until November 2000, Mr. Rambold held several senior management positions with Siemens AG, most recently as Chief Technology Officer for Information & Communication Networks. He also served as Head of the Broadband Networks Business Unit from 1995 to 1999. Mr. Rambold headed the Data/IP business unit globally from 1998 to 1999 and had the responsibility for architecting Unisphere. Mr. Rambold is a summa cum laude graduate of the Technical University at Munich with a Master's degree in electrical engineering. He is a member of the Board of Directors of several privately held companies in North America and Europe.

        Peter Sommerer has served as a Director of net.com since April 2000. He is the founder and currently the Chairman of Goodcontacts, an internet-based contact management service based in Ontario, Canada. From 1998 to 2000, Mr. Sommerer was Chairman of Coventus, an internet-based service for business travelers, also based in Ontario, Canada. Coventus ceased operations in 2001. Mr. Sommerer founded Vienna Systems, a leading vendor of voice-over-IP products, and served as Chairman from 1995 to 1998. Vienna Systems was acquired by Nokia in 1998. In the early 1990's, Mr. Sommerer was Vice Chairman, President and Chief Operating Officer of Newbridge Networks Corporation, now part of Alcatel. Prior to Newbridge, he served in a number of technical, administrative and general management roles at Mitel Corporation and ITT Austria, now also part of Alcatel. Mr. Sommerer currently serves on the Board of Directors of Nuvo Networks and several privately held companies.

        Hubert A.J. Whyte has served as a Director of net.com since June 1, 1999, when he joined net.com as its President and Chief Executive Officer. From 1994 until he joined net.com, Mr. Whyte served as President and CEO of Advanced Computer Communications ("ACC"), a manufacturer of wide area internetworking products. Prior to joining ACC, he was Vice President and General Manager of the Access Products unit of Newbridge Networks Corporation. Earlier in his career, Mr. Whyte gained industry experience with British Telecom, Ericsson, Shell Oil, Business Intelligence Services, Mitel and Siemens.

Director Nomination

        Criteria for Board Membership.    In recommending candidates for appointment or re-election to the Board, the Nominating/Corporate Governance Committee (the "Nominating Committee") considers the appropriate balance of experience, skills and characteristics required of the Board, and seeks to ensure that at least a majority of the directors are independent under the rules of the New York Stock Exchange (NYSE), that members of the Company's Audit Committee meet the financial literacy requirements under the rules of the NYSE, and that at least one member of the Audit Committee has accounting or related financial management expertise and qualifies as an "audit committee financial expert" under the rules of the Securities and Exchange Commission (SEC). Nominees for director are selected on the basis of their depth and breadth of experience, wisdom, integrity, ability to make independent analytical inquiries, understanding of the Company's business environment and the industry in which it operates, willingness to devote adequate time to Board duties, the interplay of the candidate's experience and skills with those of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any of its committees. In addition, no director may serve on more than a total of six boards of directors of public companies (including service on the Company's Board).

        Stockholder Nominees.    The Nominating Committee will consider written proposals from stockholders for nominees for director. Any such nominations should be submitted to the nominating committee c/o the Secretary of the Company and should include the following information: (a) all information relating to such nominee that is required to be disclosed pursuant to Regulation 14A under the Securities Exchange Act of 1934 (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) the names and addresses of the stockholders making the nomination and the number of shares of the Company's common stock which are owned beneficially and of record by such stockholders; and (c) appropriate biographical information and a statement as to the qualification of the nominee, and should be submitted in the time frame described in the Bylaws of the Company and under the caption, "Stockholder Proposals for 2005 Annual Meeting" below.

        Process for Identifying and Evaluating Nominees.    In connection with each director nomination recommendation, the Nominating Committee will consider the issue of continuing director tenure and take appropriate steps to ensure that the Board maintains an openness to new ideas and a willingness to critically re-examine the status quo. An individual director's re-nomination is dependent upon such director's performance as evaluated by the Nominating Committee. Provided a director's performance has been satisfactory, the Nominating Committee will ordinarily renominate incumbent directors who continue to be qualified for Board service and are willing to continue as directors. At such time as candidates are required for nomination to the Board, such as if an incumbent director is not standing for re-election, the Nominating Committee will seek out potential candidates for Board appointment who meet the criteria for selection as a nominee and have the specific qualities or skills being sought. Director candidates will be selected based on input from members of the Board, senior management of the company and, if the Nominating Committee deems appropriate, a third-party search firm. The Nominating Committee will evaluate each candidate's qualifications and candidates will be interviewed by at least one member of the Nominating Committee. Candidates meriting serious consideration will meet with the other members of the Board, who will provide input to the Nominating Committee. Based on this information, the Nominating Committee will evaluate which of the prospective candidates is qualified to serve as a director and whether the committee should recommend to the Board that this candidate be appointed to fill a current opening on the Board, or presented for the approval of the stockholders, as appropriate. The Company has never received a proposal from a stockholder to nominate a director. Although the Nominating Committee has not adopted a formal policy with respect to the evaluation of stockholder nominees, the Company expects that the evaluation process for a stockholder nominee would be similar to the process outlined above.

        Board Nominees for the 2004 Annual Meeting.    Each of the nominees listed in this Proxy Statement are current directors standing for re-election.

Board Committees and Meetings

        There are currently three committees of the Board: the Audit Committee, the Compensation Committee and the Nominating/Corporate Governance Committee. Compensation is paid and stock options are granted as set forth below to members of each committee, all of whom are non-employee

Board members. Audit Committee members are Messrs. Doll, Keating, Laube, Sommerer and Wolf. Compensation Committee members are Messrs. Doll, Laube and Wolf. Nominating/Corporate Governance Committee Members are Messrs. Laube, Keating and Sommerer.

        The purpose of the Audit Committee is to assist the oversight by the Board of Directors of the integrity of the Company's financial statements, the Company's compliance with legal and regulatory requirements, the independent auditor's qualifications and independence, and the performance of the Company's internal audit function and independent auditors; and prepare the report of the Committee to be included in the Company's annual proxy statement. The Compensation Committee has direct responsibility to review and approve the compensation of the Company's chief executive officer; make recommendations to the Board with respect to non-CEO compensation, incentive-compensation, and equity-based plans; and produce an annual report on executive compensation for inclusion in the Company's proxy statement. The purpose of the Nominating/Corporate Governance Committee is to identify individuals qualified to serve as members of the Board of the Company, recommend for selection by the Board nominees for election as directors of the Company, evaluate the Board's performance, develop and recommend to the Board a set of corporate governance principles applicable to the Company, and provide oversight with respect to corporate governance. The Nominating Committee operates under a written charter adopted by the Board. Stockholders may access and download free of charge a current copy of this charter at our Internet website located at www.net.com

        During the fiscal year ended March 26, 2004 ("Fiscal Year 2004"), the Board held five meetings, the Audit Committee held four meetings, and the Compensation Committee held four meetings. The Nominating/Corporate Governance Committee was established on May 18, 2004. Each Director attended 75% or more of the number of meetings of the Board and of the number of meetings of the Committees on which he served during the fiscal year. There are no family relationships among executive officers and/or Directors of net.com.

        The Company encourages all directors to attend the annual stockholder meetings. Five of our directors attended the 2003 annual meeting.

Director Independence; Financial Experts

        Messrs. Doll, Keating, Laube, Sommerer and Wolf have no relationships with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company) other than as members of the Board and holders of Company stock and stock options, and the Board has determined that each of them is "independent" within the standards of current NYSE rules. In addition, the Board has determined that each member of the Audit Committee meets the standards for independence of audit committee members under current rules of the SEC. Further, the Board has determined that Messrs. Doll, Keating, Laube, and Sommerer are each an "audit committee financial expert" as defined under SEC rules.

Communications with Directors

        Stockholders who wish to communicate with our Directors to report complaints or concerns related to accounting, internal accounting controls or auditing may do so using our Whistleblower System. A complaint or concern may be submitted either online through the Whistleblower System at the Internet address www.net.com/wb, or by mail addressed to Whistleblower Compliance Officer, c/o Legal Dept., net.com, 6900 Paseo Padre Parkway, Fremont, CA 94555-3660.

Director Compensation

        Each non-employee Board member receives $18,000 per year as compensation for his annual Board service. In addition, each non-employee Board member receives $1,000 for attendance at each meeting of the Board and $1,000 for attendance at a meeting of any standing committee of the Board for which compensation is paid and on which the Director serves. Committee chairmen receive a total fee of $2,000 for attending a meeting of their committee. The Chairman of the Board receives $1,000 per Board meeting attended and $3,000 per month for serving in that capacity. Non-employee Board members are eligible for reimbursement of expenses for attending Board meetings or for attending any committee meetings.

        Non-employee Directors are eligible to participate in the Automatic Option Grant Program ("Automatic Grant Program" or "Program") of the 1993 Stock Option Plan (the "1993 Option Plan"). The 1993 Option Plan provides that on the date of each annual meeting: (i) each non-employee Director who is elected to the Board at such annual meeting, whether first elected or re-elected, is automatically granted an option to purchase 12,000 shares of Common Stock; (ii) each non-employee Director who serves on, or first becomes a member of, an active standing committee of the Board at the time of the annual meeting is automatically granted an option to purchase 4,000 shares of Common Stock; and (iii) each non-employee Director who serves as, or first becomes, a Chairperson of an active standing committee of the Board is automatically granted an option to purchase 4,000 shares of Common Stock. A prorated number of shares is awarded in the event of appointment on a date other than the date of an Annual Meeting.

Compensation Committee Interlocks and Insider Participation

        With the exception of Mr. Keating, no member of our Compensation Committee was at any time during Fiscal Year 2004, or any other time, an officer or employee of the Company. Mr. Keating served as an officer of the Company from 1987 to 1993, and served as a member of the Compensation Committee from January 15, 2002 until June 28, 2002. No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

Code of Ethics and Corporate Governance Documents

        The Company has adopted a Code of Business Conduct that applies to all directors, officers and employees, including its principal executive officer, principal financial officer and controller. This Code of Business Conduct meets the requirements of the SEC Rules promulgated under Section 406 of the Sarbanes-Oxley Act of 2002 for a code of ethics.

        Stockholders may access and download free of charge our corporate governance documents, including our Corporate Governance Guidelines, Code of Business Conduct, and charters of our Audit Committee, Compensation Committee and Nominating/Corporate Governance Committee, at our Internet website located at www.net.com.

Stock Ownership of Five Percent Stockholders, Directors, and Executive Officers

        The following table sets forth certain information as of June 16, 2004 (except as otherwise noted), regarding ownership of net.com's Common Stock by (i) each person known by net.com to be the beneficial owner of five percent (5%) or more of net.com's Common Stock, (ii) each Director, including the nominees for Director, (iii) each current Executive Officer of net.com who is also named in the Summary Compensation Table (each, a "Named Executive Officer"), and (iv) all Directors and Executive Officers of net.com as a group. Unless otherwise indicated, each of the stockholders has sole voting and investment power with respect to the shares beneficially owned, subject to community property laws where applicable. Unless otherwise indicated in the table, the address of each individual listed in the table is net.com, 6900 Paseo Padre Parkway, Fremont, CA 94555-3660.

Five Percent (5%) Stockholders, Directors, Named Executive Officers, and all Directors and Executive Officers as a Group	Approximate Number of Shares	Percentage of Outstanding Shares
Leroy C. Kopp (1)	2,523,478	10.4%
John K. Nelson (2)	1,959,925	8.1
R. Eliot King & Associates Incorporated (3)	1,744,600	7.2
Royce & Associates, Inc. (4)	1,491,100	6.1
Dimensional Fund Advisors, Inc. (5)	1,448,016	6.0
KCM Investment Advisors (6)	1,280,135	5.3
John C. Batty (7)	284,789	1.2
Dixon R. Doll (8)	265,261	1.1
C. Nicholas Keating, Jr. (9)	13,637	*
Hans Kramer (10)	177,696	*
Gary L. Lau (11)	125,562	*
David R. Laube (12)	53,387	*
Thomas Rambold (13)	16,888	*
Jeffrey M. Range (14)	73,749	*
Peter Sommerer (15)	41,358	*
Hubert A.J. Whyte (16)	722,046	3.0
Hans A. Wolf (17)	129,387	*
All Executive Officers and Directors as a group as of June 16, 2004 (fourteen persons) (18)	2,064,052	8.5%

*
Represents less than 1% of the outstanding shares.

(1)
This information was acquired from publicly available information filed with the SEC as of January 30, 2004. Based on this filing, net.com believes that Mr. Kopp has sole voting and sole dispositive power as to 829,285 of the shares. This includes 1,808,478 shares which are reported as beneficially owned by Kopp Holding Company (which is wholly owned by Mr. Kopp) and beneficially owned by Kopp Investment Advisors, Inc. (which is wholly owned by Kopp Holding Company). Kopp Investment Advisors, Inc. reports that it has sole voting power as to 1,587,694 of such shares, sole dispositive power as to 650,000 of such shares and shared dispositive power as to 1,044,193 of such shares (of 1,044,193 of such shares Kopp Investment Advisors, Inc. reports it exercises investment discretion but is not the owner). The address for Mr. Kopp is: C/o Kopp Investment Advisors, Inc., 7701 France Avenue South, Suite 500, Edina, MN 55435.

(2)
This information was acquired from publicly available information filed with the SEC as of January 28, 2004. Based on this filing, net.com believes that Mr. John K. Nelson has sole voting and dispositive power as to 215,325 of such shares, shared voting power as to 1,471,600 of such shares and shared dispositive power as to 1,744,600 of such shares. The address for Mr. Nelson is 3000 Sand Hill Road, #2-245, Menlo Park, CA 94025.

(3)
This information was acquired from publicly available information filed with the SEC as of January 28, 2004. Based on this filing, net.com believes that R. Eliot King & Associates has shared voting power as to 1,471,600 of such shares and shared dispositive power as to 1,744,600 of such shares. The address for R. Eliot King & Associates is 3000 Sand Hill Road, #2-245, Menlo Park, CA 94025.

(4)
This information was acquired from publicly available information filed with the SEC as of February 5, 2004. Based on this filing, net.com believes that Royce & Associates, Inc. has sole voting and sole dispositive power with respect to all of the shares shown opposite its name. The address for Royce & Associates is 1414 Avenue of the Americas, New York, NY 10019.

(5)
This information was acquired from publicly available information filed with the SEC as of February 6, 2004. Based on this filing, net.com believes that Dimensional Fund Advisors, Inc. has sole voting and sole dispositive power with respect to all of the shares shown opposite its name. The address for Dimensional Fund Advisors, Inc. is 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401.

(6)
This information was acquired from publicly available information filed with the SEC as of February 20, 2004. Based on this filing, net.com believes that KCM Investment Advisors has sole voting and dispositive power with respect to all of the shares shown opposite its name. The address for KCM Investment Advisors is 300 Drake's Landing Road, #190, Greenbrae, CA 94904.

(7)
Includes 269,250 shares issuable under options exercisable within 60 days of June 16, 2004.

(8)
Includes 138,664 shares issuable under options exercisable within 60 days of June 16, 2004. Also includes 4,800 shares owned by International Synergies, Ltd., a corporation in which Dr. Doll has a beneficial interest.

(9)
Consists of shares issuable under options exercisable within 60 days of June 16, 2004.

(10)
Includes 169,307 shares issuable under options exercisable within 60 days of June 16, 2004.

(11)
Consists of shares issuable under options exercisable within 60 days of June 16, 2004.

(12)
Includes 28,387 shares issuable under options exercisable within 60 days of June 16, 2004.

(13)
Consists of shares issuable under options exercisable within 60 days of June 16, 2004.

(14)
Consists of shares issuable under options exercisable within 60 days of June 16, 2004.

(15)
Includes 5,000 shares owned by Mr. Sommerer's wife and 36,358 shares issuable under options exercisable within 60 days of June 16, 2004.

(16)
Includes 675,166 shares issuable under options exercisable within 60 days of June 16, 2004.

(17)
Includes 500 shares held in trust and 118,887 shares issuable under options exercisable within 60 days of June 16, 2004.

(18)
Includes 1,824,603 shares issuable under options exercisable within 60 days of June 16, 2004. See notes (7) through (17) above.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

Summary of Cash and Certain Other Compensation

        The following table sets forth the compensation earned by net.com's Chief Executive Officer and each of net.com's four other most highly compensated executive officers during Fiscal Year 2004 (the "Named Executive Officers"), all of whom were employed with net.com on March 26, 2004, for services rendered in all capacities to net.com for each of the last three fiscal years.

SUMMARY COMPENSATION TABLE

Long-Term Compensation
Annual Compensation
Name and Principal Position	Fiscal Year					Securities Underlying Options (#)	All Other Compensation (2)
		Salary ($) (1)		Bonus ($)
Hubert A.J. Whyte President and Chief Executive Officer	2004 2003 2002	$400,000 400,000 400,000		$	— — 4,333	— 180,000 500	$1,500 1,500 1,762
John C. Batty Senior Vice President and Chief Operating Officer	2004 2003 2002	285,000 285,000 280,962			— — —	— 125,000 50,500	1,500 1,500 1,500
Hans Kramer Vice President, Engineering	2004 2003 2002	210,000 210,000 210,000			40,000 15,000 —	— 65,000 25,500	1,500 1,500 1,500
Gary L. Lau Senior Vice President, Worldwide Sales & Service	2004 2003 2002	403,106 384,170 371,520	(3) (3) (3)		— — 150,000	— 129,000 63,710	1,500 1,500 1,500
Jeffrey M. Range Vice President, Operations (4)	2004 2003	230,000 230,000			25,000 70,000	— 40,000	— 142,858	(5)

(1)
The amounts reported include amounts deferred pursuant to the Company's 401(k) plan.

(2)
The amounts reported include net.com's contributions to the Company's 401(k) plan.

(3)
The amounts reported include commission income of $203,164 paid in fiscal 2004, $197,959 paid in fiscal 2003 and $199,732 paid in fiscal 2002.

(4)
Mr. Range was elected an Executive Officer as of the beginning of fiscal 2003.

(5)
Represents amounts paid to Mr. Range for relocation assistance during fiscal 2003.

STOCK OPTION GRANTS IN LAST FISCAL YEAR

        No grants of stock options were made to the Named Executive Officers in Fiscal Year 2004.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION VALUES

        The following table sets forth information concerning the exercise of options during Fiscal Year 2004 and unexercised options held as of the end of such year by the Named Executive Officers. The value realized is based on the fair market value of the underlying securities as of the date of exercise, minus the per share exercise price, multiplied by the number of shares underlying the option. The value of unexercised in-the-money options are based on a value of $11.59 per share, the last reported sale price of the Common Stock on the New York Stock Exchange on March 26, 2004 (the last day of Fiscal Year 2004), minus the per share exercise price, multiplied by the number of shares underlying the option.

	Shares Exercised		Number of Securities Underlying Unexercised Options at FY-End (#)		Value of Unexercised In-The-Money Options at FY-End ($)
Name
	Number	Value	Exercisable	Unexercisable	Exercisable	Unexercisable
Hubert A. J. Whyte	2,000	$19,865	658,083	120,417	$1,875,590	$842,815
John C. Batty	20,000	197,756	250,082	105,418	799,837	706,823
Hans Kramer	15,000	81,728	162,744	55,106	460,726	366,566
Gary L. Lau	0	N/A	107,112	119,588	586,715	742,334
Jeffrey M. Range	0	N/A	60,000	80,000	387,500	503,500

Equity Compensation Plan Information

        The following table sets forth information as of March 26, 2004 with respect to the plans under which the Common Stock is authorized for issuance.

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders (1)	3,251,846	$8.0549	2,417,414
Equity compensation plans not approved by security holders (2)	3,599,408	$7.5333	2,026,151

Total	6,851,254	$7.7809	4,443,565

(1)
Includes the 1993 Option Plan and the 1998 Employee Stock Purchase Plan.

(2)
Includes the 1993 U.K. Stock Option Plan, the 1997 Stock Option Program and the 2002 N.E.T. Europe LTD. Employee Stock Purchase Plan.

        The material terms of the Company's plans are described, in accordance with the requirements of the Statement of Financial Accounting Standards No. 123, in a footnote to the Company's financial statements which appears in Note 10: "Capital Stock" of the Company's Form 10-K filed on June 8, 2004. This information is incorporated herein by reference.

Employment Contracts

        Each of net.com's executive officers, including Mr. Whyte, has an agreement ("Change of Control Agreement") with net.com that provides for immediate vesting of all the executive officer's outstanding stock options in the event of the termination of the executive officer's employment within one year after a Corporate Transaction or Change of Control as those terms are defined in the 1993 Option Plan. No other compensation is provided for under the terms of these agreements upon a Corporate Transaction or a Change of Control.

Certain Relationships and Related Transactions

        During Fiscal Year 2004, the Compay paid $60,000, plus travel and other expenses, to DESS GmbH & Co. KG, a German Limited Partnership in which Thomas Rambold is CEO, for consulting services related to sales opportunities in Germany. Mr. Rambold will receive amounts paid to DESS.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

        Under the securities laws of the United States, net.com's Directors, executive officers and any persons holding more than 10% of net.com's Common Stock are required to report initial ownership of the Common Stock and any subsequent changes in ownership to the SEC. Specific due dates have been established by the SEC and net.com is required to disclose in this Proxy Statement any failure to file by these dates. Based upon (i) the copies of Section 16(a) reports which net.com received from such persons for their Fiscal Year 2004 transactions, and (ii) the written representations received from one or more of such persons, net.com believes that there has been compliance with all Section 16(a) filing requirements applicable to such officers, Directors and 10% beneficial owners for Fiscal Year 2004.

REPORT OF THE COMPENSATION COMMITTEE

Introduction

        net.com's compensation programs are administered by the Compensation Committee of the Board. The Compensation Committee reviews and approves the compensation of the Company's chief executive officer (the "CEO"), and makes recommendations to the Board with respect to non-CEO compensation, incentive-compensation, and equity-based plans. The Compensation Committee is composed entirely of outside directors. No member of the Compensation Committee has ever served as an executive officer of net.com, except for Mr. Keating, who served as a corporate officer of the Company from 1987 to 1993 and as a member of the Compensation Committee from January 15, 2002 until June 28, 2002.

Compensation Philosophy and Objectives

        The Compensation Committee operates under a compensation philosophy designed to attract and retain qualified executive officers and other key employees critical to net.com's success. Part of the Compensation Committee's philosophy is to reward performance. The Compensation Committee also considers the competitive environment for executive and other employees. Incentive and other compensation programs for all employees are performance-based with a focus on both individual and company performance. For executive officers, incentive cash compensation amounts (excluding commission payments to sales executives) are more heavily dependent on Company achievements than on individual performance and require the Company to achieve designated financial targets.

        With the philosophy as a guide, net.com's executive compensation programs are designed to meet the following objectives:

  1.
  Compensation should aid in attracting and retaining executive officers with competitive total compensation packages that take into account compensation practices of competitive companies.

  2.
  Compensation should align the financial interests of executive officers with those of stockholders by providing equity-based, long-term incentives.

  3.
  Compensation should reflect corporate-wide performance. Executive officers should have a substantial portion of their variable compensation be dependent upon company financial performance and meeting other key objectives for the success of net.com.

  4.
  Compensation should reflect individual performance. Those executive officers that meet identified goals and objectives and perform at a higher level will be rewarded accordingly. Executives who fail to meet identified goals and objectives will have that fact reflected in their compensation.

Compensation Factors

        There are three components to net.com's executive officer compensation: 1) base salary; 2) incentive compensation; and 3) long-term equity-based incentives.

        In setting the compensation levels of the executive officers, including the CEO, the Compensation Committee works with net.com's Human Resources Department. Human Resources retains outside consultants to provide them with compensation surveys and other competitive data. Competitive data focuses on net.com's direct competitors as well as networking companies generally in the Silicon Valley where net.com is headquartered. In setting the compensation for other executive officers, the CEO makes recommendations to the Compensation Committee supported by competitive and other information provided by the Human Resources Department. The Compensation Committee makes all final decisions regarding executive compensation and acts in its sole discretion.

  •
  Base Salary.    Base salaries are evaluated annually for all executive officers, including the CEO. The level of base salary is established primarily on the basis of the individual's qualifications and relevant experience, the strategic goals for which he or she has responsibility, the compensation levels at companies which compete with the Company for business and executive talent, and the incentives necessary to attract and retain qualified management. The Company's performance does not play a significant role in the determination of base salary. During the Company's 2004 fiscal year, no salaries of executive officers were increased, except that the Senior Vice President of Worldwide Sales received a salary increase in connection with his promotion to that position at the end of the fiscal year. The base salary for executive officers is targeted at the sixtieth (60th) percentile of salaries for comparable positions in companies that compete with the Company for executive talent. The Compensation Committee believes that net.com's most direct competitors for executive talent are not necessarily the companies that net.com uses in a comparison for stockholder returns. As a result, the compensation comparison group is not the same as the industry group index in the Stock Performance Graph appearing later in this Proxy Statement.

  •
  Incentive Compensation.    Net.com's executive officers along with all employees are eligible to participate in the Company's incentive compensation program. Awards to executive officers are based upon a percentage of base salary and are determined by measuring the performance of the Company relative to certain goals for profitability and individual performance of certain key strategic objectives for the Company. Individual performance is measured against objectives established early in the fiscal year. These objectives are reviewed periodically throughout the fiscal year and may be modified or new objectives added if the CEO or the Compensation Committee determines that changes are in the best interest for achieving overall company objectives. Mr. Lau received commissions based on total revenue and profitability derived under his supervision. These commissions typically represent a material part of his overall cash compensation package, and the Compensation Committee believes it is appropriate and comparable to those received by similarly situated sales officers of high technology companies of comparable size and market capitalization.

  •
  Long-term equity based compensation.    The 1993 Option Plan provides executive officers with incentives to maximize stockholder value and manage net.com from the viewpoint of our stockholders by providing an equity stake in the company. Awards under this plan can take the form of stock options, restricted stock or stock appreciation rights. No restricted stock or stock appreciation awards were made in Fiscal Year 2004.

        In determining the number of shares subject to the stock option grants to executive officers, as well as the vesting schedules of such options, the Compensation Committee considers various subjective factors primarily relating to the responsibilities of the individual officers, their expected future contributions, the number of shares owned by the officer which are not subject to vesting and the number of shares or options held by the officer which continue to be subject to vesting and the vesting schedules and exercise prices of such shares or options. In addition, the Compensation Committee examines the level of equity incentives held by each officer relative to the other officers' equity positions and their tenure, responsibilities, experience and value to the Company. The Compensation Committee has established general guidelines for making option grants to executive officers based upon the above factors, however, the Compensation Committee does not strictly adhere to these guidelines and may vary the size of the option grant made to an executive officer as circumstances warrant.

CEO Compensation

        Hubert A.J. Whyte became President, Chief Executive Officer and a Director of net.com on June 1, 1999. As described above for the Company's other executive officers, Mr. Whyte's base salary is based on a number of factors, including compensation levels at companies that compete with the Company for business and executive talent and the incentives necessary to attract and retain qualified management. Mr. Whyte's base salary for Fiscal Year 2004 was $400,000 per year. The Compensation Committee may adjust Mr. Whyte's salary in the future, based upon comparative salaries of chief executive officers in the Company's industry, and other factors that may include the financial performance of the Company and Mr. Whyte's success in meeting strategic goals. Mr. Whyte's Fiscal Year 2004 incentive compensation was based on the actual financial performance of the Company. The Company did not achieve designated corporate financial objectives despite making good progress against established strategic objectives. As a result, Mr. Whyte did not receive an incentive award for Fiscal Year 2004 in accordance with the formula for the incentive plan used for all executive officers.

Internal Revenue Code Section 162(m)

        Section 162(m) of the Internal Revenue Code (the "Code") limits net.com to a deduction for federal income tax purposes of no more than $1 million of compensation paid to executive officers named in the Summary Compensation Table in a taxable year. Compensation above $1 million may be deducted if it is "performance based" within the meaning of the Code. The Compensation Committee currently believes that the Company should be able to manage its executive compensation program so as to preserve the related federal income tax deductions, although individual exceptions may occur.

Compensation Committee Members
Dixon R. Doll, Chairman David R. Laube Hans A. Wolf

Stock Performance Graph

        The graph depicted below shows net.com's stock price as an index assuming $100 invested over the five year period beginning on March 31, 1999, along with the composite prices of companies listed in the S&P 500 Index and Nasdaq Telecommunications Index. All values assume reinvestment of the full amount of all dividends.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN

	Cumulative Total Return
	3/99	3/00	3/01	3/02	3/03	3/04
NETWORK EQUIP TECHNOLOGIES	100.00	55.02	61.54	26.15	31.69	37.05
S & P 500	100.00	116.76	136.02	105.32	104.14	78.38
NASDAQ TELECOMMUNICATIONS	100.00	159.24	283.81	84.49	44.75	31.29

        This section is not "soliciting material," is not deemed "filed" with the Securities and Exchange Commission and is not deemed to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

REPORT OF THE AUDIT COMMITTEE

        The Audit Committee of the Board is responsible for appointing and determining the compensation of the independent auditors to conduct the annual audit of net.com's accounts, reviewing the scope and results of the independent audits, and reviewing and evaluating internal accounting policies. Each of the members of the Audit Committee is independent, as defined under the current listing standards of the NYSE and the standards for independence of audit committee members under current SEC rules. The Committee operates under a written charter prepared by the Audit Committee and adopted by the Board of Directors. The Audit Committee charter is attached to this Proxy Statement as Appendix A. Management of the Company has primary responsibility for preparing the Company's financial statements and for the Company's financial reporting process. The Company's independent auditors, Deloitte & Touche LLP, are responsible for expressing an opinion on the conformity of the Company's audited consolidated financial statements to accounting principles generally accepted in the U.S.

        In this context and in connection with the audited consolidated financial statements contained in the Company's Annual Report on Form 10-K, the Audit Committee:

  •
  reviewed and discussed the audited consolidated financial statements with the Company's management;

  •
  discussed with Deloitte & Touche LLP, the Company's independent auditors, certain matters related to the conduct of the audit, as required by Statement of Auditing Standards No. 61, Communication with Audit Committees, which includes, among other things, (i) methods used to account for significant unusual transactions; (ii) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (iii) the process used by management in formulating particularly sensitive accounting estimates and the basis for the accountants' conclusions regarding the reasonableness of those estimates; and (iv) disagreements, if any, with management over the application of accounting principles, the basis for management's accounting estimates and the disclosures in the financial statements;

  •
  met with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting;

  •
  reviewed the written disclosures and the letter from Deloitte & Touche LLP required by Independence Standard Board Standard No. 1, "Independence Discussions with Audit Committees," discussed with the auditors their independence from the Company, and concluded that the non-audit services performed by Deloitte & Touche LLP are compatible with maintaining their independence; and

  •
  instructed the independent auditors that the Audit Committee expects to be advised if there are any subjects that require special attention.

        Based on the review and discussions described above, the Audit Committee recommended to the Board of Directors that the Company's audited consolidated financial statements for Fiscal Year 2004 be included in the Company's Annual Report on Form 10-K for the year ended March 26, 2004, for filing with the SEC, and the Board of Directors approved such inclusion. Based on the Audit

Committee's recommendation, the Board has also selected, subject to stockholder approval, Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending March 26, 2004.

Audit Committee Members
Peter Sommerer, Chairman Dixon R. Doll C. Nicholas Keating, Jr. David R. Laube Hans A. Wolf

Relationship with Independent Accountants

        Deloitte & Touche LLP and its predecessors have acted as the Company's independent auditors since the Company's inception. In accordance with standard policy, Deloitte & Touche LLP periodically changes the individuals who are responsible for the Company's audit.

        The following table shows the fees paid or accrued by the Company for the audit and other services provided by Deloitte & Touche LLP for fiscal 2004 and 2003.

	2004	2003
Audit Fees(1)	$417,250	$380,250
Audit-Related Fees(2)	44,800	56,400
Tax Fees(3)	27,000	40,399

Total	$489,050	$477,049

(1)
Audit fees represent fees for professional services provided in connection with the audit of the Company's financial statements and review of the Company's quarterly financial statement and audit services provided in connection with statutory or regulatory filings.

(2)
Audit-related fees consisted primarily of accounting consultations.

(3)
Tax fees consisted primarily of tax compliance consultations and preparation of international tax returns.

        The Audit Committee has delegated to committee member Hans A. Wolf the authority to pre-approve audit-related and non-audit services not prohibited by law to be performed by the Company's independent auditors and associated fees, provided that the delegatee shall report any decision to pre-approve such audit-related or non-audit services and fees to the full Audit Committee at its next regular meeting.

PROPOSAL NO. 2—RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

        net.com is asking the stockholders to ratify the selection of Deloitte & Touche LLP as net.com's independent public accountants for the fiscal year ending March 25, 2005. The affirmative vote of the holders of a majority of the shares represented and voting at the Annual Meeting will be required to ratify the selection of Deloitte & Touche LLP.

        In the event the stockholders fail to ratify the appointment, the Board of Directors will reconsider its selection. Even if the selection is ratified, the Board in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board determines that such a change would be in the best interest of net.com and its stockholders.

        Deloitte & Touche LLP has audited net.com's financial statements since inception. Its representatives are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

        The Board of Directors recommends a vote FOR Proposal No. 2.

FORM 10-K

        The company will mail without charge, upon written request, a copy of the Company's Annual Report on Form 10-K for the fiscal year ended March 26, 2004, including the financial statements, schedules, and list of exhibits. Requests should be sent to: Investor Relations, net.com, 6900 Paseo Padre Parkway, Fremont, CA 94555-3660.

STOCKHOLDER PROPOSALS FOR 2005 PROXY STATEMENT

        Proposals of stockholders that are intended to be presented at net.com's Annual Meeting of Stockholders to be held in 2005 must be received by net.com no later than March 14, 2005 in order to be included, if appropriate, in the Proxy Statement and Proxy relating to that Annual Meeting.

        In addition, pursuant to net.com's Bylaws, in order for any stockholder to propose any business (including nominations for Director) at an Annual Meeting, such stockholder is required to provide net.com with advance written notice at least 60 days prior to such meeting (no later than June 9, 2005, assuming the Annual Meeting is held on August 9, 2005). The notice must contain certain information regarding such stockholder (and any nominee for Director), any arrangements between the stockholder and the nominee, and any other information regarding such nominee or each matter of business proposed by the stockholder that would be required to be disclosed in a Proxy Statement filed with the SEC for solicitations of proxies to approve such proposed business.

        Any such proposals or notices should be directed to the attention of the Corporate Secretary, Network Equipment Technologies, Inc., 6900 Paseo Padre Parkway in Fremont, CA 94555-3660.

OTHER BUSINESS

        The Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting. If other matters are properly brought before the Annual Meeting, however, it is the intention of the persons named in the accompanying Proxy Card to vote the shares represented thereby on such matters in accordance with their best judgment.

By Order of the Board of Directors,

HUBERT A.J. WHYTE President and Chief Executive Officer

June 30, 2004

Appendix A

AUDIT COMMITTEE CHARTER

Adopted by the Board of Directors of
Network Equipment Technologies, Inc.

Purpose

        The purpose of the Audit Committee (the "Committee") of the board of directors (the "Board") of Network Equipment Technologies, Inc. ("net.com" or the "Company") is to:

  •
  assist the oversight by the Board of the integrity of the the Company's financial statements, the Company's compliance with legal and regulatory requirements, the independent auditor's qualifications and independence, and the performance of the Company's internal audit function and independent auditors; and

  •
  prepare the report of the Committee to be included in the Company's annual proxy statement.

        The Committee is not responsible, however, for planning or conducting audits, or determining whether the Company's financial statements are complete and accurate or in accordance with generally accepted accounting principles.

Composition

        The Committee shall be composed of three or more directors as determined by the Board, each of whom shall be "independent," as that term is defined in Section 10A(m) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Rules and Regulations (the "Regulations") of the Securities and Exchange Commission (the "Commission") under the Exchange Act, and shall meet the independence and financial literacy requirements of the New York Stock Exchange. At least one member of the Committee shall (i) have accounting or related financial management expertise as the Board interprets such qualification in its business judgement, and (ii) qualify as an "audit committee financial expert," as that term is defined in the Regulations, unless no director currently meets this second qualification, in which case the Nominating/Corporate Governance Committee of the Board shall be requested to identify and recommend for election or appointment a nominee for director who meets the qualification. Committee members shall not simultaneously serve on the audit committees of more than two other public companies, unless the board determines that simultaneous service on additional public company audit committees would not impair the ability of such member to effectively serve on the Company's audit committee. The Company will disclose any such determination in the company's annual proxy statement filed with the Commission.

Responsibilities

        The Committee is charged by the Board with the following responsibilities:

I.    Oversight of Independent Auditors

1.
Appoint and oversee the work of an independent auditor:

•
appoint and provide for the compensation of a "registered public accounting firm" (as that term is defined in Section 2(a) of the Sarbanes-Oxley Act of 2002) to serve as the Company's independent auditor,

•
oversee the work of the independent auditor (including resolution of any disagreements between management and the independent auditor regarding financial reporting),

•
evaluate the qualifications and performance of the independent auditor, and,

•
if so determined by the Committee, replace the independent auditor;

with the understanding that the independent auditor is ultimately accountable to the Board and the Committee, as representatives of the stockholders.

2.
Evaluate reports from the independent auditor:

•
obtain and review, at least annually, a report by the independent auditor describing

(a)
the independent auditor's internal quality-control procedures,

(b)
any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditor, or by any inquiry or investigation by governmental or professional authorities within the preceding five years, respecting one or more independent audits carried out by the independent auditor,

(c)
any steps taken to deal with any such issues, and

(d)
all relationships between the independent auditor and the Company;

•
ensure the receipt of, and evaluate the written disclosures and the letter that the independent auditor submits to the Committee regarding the auditor's independence in accordance with Independence Standards Board Standard Number 1;

•
discuss such reports with the independent auditor;

•
satisfy itself as to the independence of the independent auditor; and

•
if so determined by the Committee in response to such reports, take appropriate action to address issues raised by such evaluation.

3.
Discuss with the independent auditor the matters required to be discussed by SAS 61, as it may be modified or supplemented.

4.
Instruct the independent auditor and the internal auditor to advise the Committee if there are any subjects that require special attention.

5.
Set hiring policies for employees or former employees of the independent auditor.

6.
Approve, in accordance with Sections 10A(h) and (i) of the Exchange Act and the Regulations, all professional services, to be provided to the Company by its independent auditor, provided that the Committee shall not approve any non-audit services proscribed by Section 10A(g) of the Exchange Act in the absence of an applicable exemption. The Committee may adopt policies and procedures for the approval of such services which may include delegation of authority to a designated member or members of the Committee to approve such services so long as any such approvals are disclosed to the full Committee at its next scheduled meeting.

II.    Integrity of Financial Statements

7.
Instruct the independent auditor to report to the Committee on all critical accounting policies of the Company, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the auditors, and other material written communication between the auditors and management.

8.
Meet with management and the independent auditor to:

•
discuss the annual financial statements, including disclosures made in management's discussion and analysis, and the report of the independent auditor thereon, and

  •
  discuss significant issues encountered in the course of the audit work, including:

  •
  any restrictions on the scope of the independent auditor's activities or on access to requested information and any significant disagreements with management;

  •
  the adequacy of internal financial controls;

  •
  the adequacy of the disclosure of off-balance sheet transactions, arrangements, obligations and relationships in reports filed with the Commission;

  •
  the types of information to be disclosed and the type of presentation to be made in earnings releases, as well as financial information and earnings guidance; and

  •
  the appropriateness of the presentation of any non-GAAP financial measures (as defined in the Regulations) included in any report filed with the Commission or in any public disclosure or release.
9.
Review the management letter delivered by the independent auditor in connection with the audit.

10.
Following such review and discussions, if so determined by the Committee, recommend to the Board that the annual financial statements be included in the Company's annual report.

11.
Meet quarterly with management and the independent auditor to discuss the quarterly financial statements, including disclosures made in management's discussion and analysis, prior to the filing of the Form 10-Q.

12.
Meet periodically (and no less frequently than once each year) in separate executive sessions with management, the internal auditor, and the independent auditor to discuss matters that any of them or the Committee believes could significantly affect the financial statements and should be discussed privately.

13.
Discuss guidelines and policies with respect to risk assessment and risk management; discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

14.
Review significant changes to the Company's accounting policies and practices proposed by the independent auditor, the internal auditor, or management.

III.    Oversight of Internal Auditor

15.
Discuss with the independent auditor and management the internal audit department responsibilities, budget and staffing, and review the scope and results of internal audits.

16.
Evaluate the performance of the internal auditor and, if so determined by the Committee, recommend replacement of the internal auditor.

IV.    Code of Conduct, Inquiries, and Reports

17.
Conduct or authorize such inquiries into matters within the Committee's scope of responsibility as the Committee deems appropriate.

18.
Provide reports to the Board of Directors:

•
provide minutes of Committee meetings to the Board,

•
present to the Board the Committee's conclusions with respect to the qualifications, performance and independence of the independent auditor, and

•
review with the Board any issues that arise with respect to the quality or integrity of the Company's financial statements, its compliance with legal or regulatory requirements, the performance of the independent auditor or the performance of the internal audit function.

19.
Prepare the Committee report required by the Regulations to be included in the Company's annual proxy statement.

20.
Cause to be prepared and recommend to the Board the adoption of a code of business conduct and ethics for directors, officers and employees, and from time to time review and assess the code and recommend changes for approval by the Board.

21.
Establish a procedure for receipt, retention and treatment of any complaints received by the Company about its accounting, internal accounting controls or auditing matters and for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

V.    Self-Assessment; Review of Charter

22.
At least annually, evaluate the performance of the Committee, review and reassess this Charter and, if appropriate, recommend changes to the Board.

Authority

        By adopting this Charter, the Board delegates to the Committee full authority in its discretion to:

1.
Perform each of the responsibilities of the Committee described above.

2.
Appoint a chair of the Committee, unless a chair is designated by the Board.

3.
Engage independent counsel and other advisers as the Committee determines necessary to carry out its responsibilities.

4.
Cause the officers of the corporation to provide such funding as the Committee shall determine to be appropriate for payment of compensation to the Company's independent auditor and any legal counsel or other advisers engaged by the Committee, and payment of ordinary administrative expenses of the audit committee that are necessary or appropriate in carrying out its duties.

PROXY

NETWORK EQUIPMENT TECHNOLOGIES, INC.
6900 Paseo Padre Parkway, Fremont, CA 94555-3660

This Proxy is Solicited on Behalf of the Board of Directors of
Network Equipment Technologies, Inc.

        The undersigned stockholder hereby appoints JOHN C. BATTY and FRANK SLATTERY, and each of them, with power of substitution, as "Proxies" to represent the undersigned at the Annual Meeting of Stockholders of Network Equipment Technologies, Inc. (the "Company") to be held on Tuesday, August 10, 2004, or at any adjournment thereof, and to vote all shares of Common Stock of the Company that the stockholder would be entitled to vote if personally present.

        The shares represented by this proxy will be voted as directed by the stockholder. If no direction is indicated, the Proxies are authorized to vote FOR each of the proposals. In their discretion, the Proxies are also authorized to vote upon such other business as may properly come before the meeting.

        YOU MAY SUBMIT YOUR PROXY OVER THE INTERNET OR BY TELEPHONE. IF YOU CHOOSE TO VOTE BY MAIL, PLEASE MARK, SIGN, DATE AND MAIL THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NETWORK EQUIPMENT TECHNOLOGIES, INC.

Vote on Directors		For All ☐	Withhold All ☐	For All Except ☐	To withhold authority to vote, mark "For All Except" and write the nominee's name on the line below.
1.	To elect the following nominees as Class II Directors to serve for the term specified in the accompanying Proxy Statement and until their successors are elected and qualified.

Nominees: (01) Dixon R. Doll and (02) Peter Sommerer

Vote On Proposal		For ☐	Against ☐	Abstain ☐

2.	To ratify the appointment of Deloitte & Touche LLP to serve as the Company's independent accountants for the fiscal year ending March 25, 2005

Please sign exactly as your name(s) is (are) shown on the share certificate to which the Proxy applies. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator trustee or guardian, please give full title, as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.

Signature (PLEASE SIGN WITHIN BOX)	Date	Signature (Joint Owners)	Date
Your vote is important. Please vote immediately.
NETWORK EQUIPMENT TECHNOLOGIES, INC. 6900 PASEO PADRE PARKWAY FREMONT, CA 94555-3660
VOTE BY INTERNET—www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE—1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return to Network Equipment Technologies, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.
If you vote over the Internet or by telephone, please do not mail your card.

QuickLinks

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS To Be Held August 10, 2004
PROXY STATEMENT For the Annual Meeting of Stockholders To Be Held August 10, 2004
PROPOSAL NO. 1—ELECTION OF DIRECTORS
EXECUTIVE COMPENSATION AND RELATED INFORMATION
STOCK OPTION GRANTS IN LAST FISCAL YEAR
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES
REPORT OF THE COMPENSATION COMMITTEE
REPORT OF THE AUDIT COMMITTEE
PROPOSAL NO. 2—RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS
FORM 10-K
STOCKHOLDER PROPOSALS FOR 2005 PROXY STATEMENT
OTHER BUSINESS
  Appendix A
AUDIT COMMITTEE CHARTER